Exhibit 99

                          Independent Auditors' Report



The Board of Directors
Eagle Federal Savings Bank:

We have audited the accompanying statement of assets acquired and liabilities assumed by Eagle Federal Savings Bank, a federally-chartered savings bank and wholly-owned subsidiary of Eagle Financial Corporation, at June 10, 1994, related to the acquisition of certain assets and assumption of certain liabilities of The Bank of Hartford, Inc. by Eagle Federal Savings Bank. This statement is the responsibility of the management of Eagle Federal Savings Bank. Our responsibility is to express an opinion on the statement of assets acquired and liabilities assumed based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the statement of assets acquired and liabilities assumed is free of material misstatement. The audit of the statement of assets acquired and liabilities assumed included examining, on a test basis, evidence supporting the amounts and disclosures in the statement. The audit of the statement of assets acquired and liabilities assumed also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of such statement. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement referred to above presents fairly, in all material respects, the assets acquired and liabilities assumed by Eagle Federal Savings Bank related to the aforementioned acquisition at June 10, 1994, in conformity with generally accepted accounting principles.




KPMG Peat Marwick
Hartford, Connecticut
August 5, 1994

                           EAGLE FEDERAL SAVINGS BANK

              Statement of Assets Acquired and Liabilities Assumed

                                 June 10, 1994

                                (In Thousands)


                                Assets Acquired

Cash and amounts due from banks (note 3) ............................................................       $   4,933
Interest bearing deposits ...........................................................................          25,503
Investments and mortgage-backed securities (note 4) .................................................          72,667

Loans ...............................................................................................          80,776
Less allowance for loan losses ......................................................................          (3,500)
                                                                                                            ---------

     Loans, net (note 5) ............................................................................          77,276
                                                                                                            ---------

Due from the FDIC (note 6) ..........................................................................          82,001
Other assets (note 7) ...............................................................................          13,606
                                                                                                            ---------

     Total assets acquired ..........................................................................       $ 275,986
                                                                                                            =========


                              Liabilities Assumed

Deposits (note 8)....................................................................................       $ 272,752
Advance payments by borrowers for taxes and insurance ...............................................           2,256
Other liabilities ...................................................................................             978
                                                                                                            ---------

     Total liabilities assumed ......................................................................       $ 275,986
                                                                                                            =========




See accompanying notes to statement of assets acquired and liabilities assumed.

                           EAGLE FEDERAL SAVINGS BANK

              Statement of Assets Acquired and Liabilities Assumed


(1)    Organization and Basis of Presentation

       On June 10, 1994, Eagle Federal Savings Bank, a federally-chartered savings bank ("Eagle Federal" or the "Bank") and wholly-owned subsidiary of Eagle Financial Corporation (the "Corporation"), acquired certain assets and assumed all of the deposits and certain other liabilities of
       The Bank of Hartford, Inc., Hartford, Connecticut ("The Bank of Hartford") from the Federal Deposit Insurance Corporation ("FDIC") in an assisted transaction. The Bank and the Corporation have a fiscal year-end of September 30.

(2)    Summary of Significant Accounting Policies

              (a) Basis of Financial Statement Presentation

              The statement of assets acquired and liabilities assumed has been prepared in conformity with generally accepted accounting principles and represents only those assets and liabilities of Eagle Federal Savings Bank relating to The Bank of Hartford acquisition. The financial information of The Bank of Hartford was developed based primarily upon the records of The Bank of Hartford and information supplied by the FDIC. Such financial information is subject to change upon resolution of certain settlement issues and completion of the customary FDIC settlement process which are to be completed within 270 days after June 10, 1994 as stipulated by the Purchase and Assumption Agreement.

              The transaction has been accounted for as a purchase, whereby the purchase price has been allocated to the assets acquired and liabilities assumed based on their respective fair values as of the date of acquisition. Such allocation has been based on preliminary estimates which may be revised at a later date based upon more complete information.

              (b) Loans

              Loans are stated at estimated fair value upon acquisition which is comprised of the principal amount outstanding plus a net premium. Interest income on loans is accrued based upon the principal amount outstanding. Interest income is not accrued on loans that are 90 days or more past due. The net premium on loans purchased is recognized in interest income over the lives of the loans using a method that approximates a level-yield method.

              (c) Allowance for Loan Losses

              The allowance for loan losses is established at a level believed adequate by management to absorb probable losses in the loan portfolio. Management's determination of the adequacy of the allowance for loan losses is based upon an evaluation of the portfolio, past loan loss experience, current economic conditions, composition of the loan portfolio and other relevant factors.

              While management uses available information to recognize losses on loans, future additions to the allowance for loan losses may be necessary based on changes in economic conditions. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses. Such agencies may require the Bank to recognize additions to the allowance based on their judgment of information available to them at the time.

              (d) Investment Securities and Mortgage-Backed Securities

              Investment securities and mortgage-backed securities are carried at cost (i.e., fair value on the date of acquisition). Premiums are amortized and discounts are accreted to income over the estimated life of the respective securities using methods which approximate the level-yield method.

              (e) Premises and Equipment

              Under the Purchase and Assumption Agreement with the FDIC, Eagle Federal has an exclusive option, for a period of 60 days after June 10, 1994 (the "Bank Closing"), to purchase any or all of The Bank of Hartford's owned bank premises at the price (the "AVR Price") set forth in the FDIC's asset valuation review (the "AVR") of The Bank of Hartford and to assume the leases for The Bank of Hartford's leased bank premises at prices in effect under existing lease agreements. Eagle Federal presently anticipates that it will exercise its option to purchase or lease all of The Bank of Hartford banking offices (excluding the operations center and one branch location). The AVR Price of The Bank of Hartford owned bank premises is $65,188. If Eagle Federal elects to purchase and lease The Bank of Hartford premises, Eagle Federal will be required to purchase the furniture, fixtures and equipment located on such premises at a price determined by appraisals obtained by the FDIC. Such appraisals are currently in process. Since Eagle Federal did not purchase The Bank of Hartford premises and equipment on June 10, 1994, these assets are not reflected in the accompanying statement of assets acquired and liabilities assumed.

              (f) Intangible Assets

              The excess of the purchase price over the fair value of the tangible net assets acquired has been allocated to mortgage servicing rights, core deposits and goodwill.

              The mortgage servicing rights is being amortized over the life of the related loans using a method that approximates the level-yield method. The core deposit intangible is being amortized on an accelerated method over a period of ten years. Goodwill is being amortized on a straight-line basis over a period of fifteen years.

(3)    Cash and Amounts Due from Banks

       Eagle Federal is subject to requirements of the Federal Reserve to maintain certain average cash reserve balances related to certain deposits accounts assumed. At June 10, 1994, these reserves were appropriately maintained.

(4)    Investments and Mortgage-Backed Securities

       Investments and mortgage-backed securities on June 10, 1994 are as follows:



                                                                                          (in thousands)
              Debt securities:
                U.S. Treasury securities..................................................  $     2,316
                U.S. Government agencies and corporations.................................        4,928
                Collateralized mortgage obligations.......................................       16,024
                Municipal bond............................................................          880
                                                                                                 ------

                    Total debt securities.................................................       24,148
                                                                                                 ------

              Mortgage-backed securities:
                Federal Home Loan Mortgage Corporation
                 certificates.............................................................       48,519
                                                                                                 ------

                    Total investments and mortgage-backed
                      securities..........................................................  $    72,667
                                                                                                 ======

       The accompanying financial statement has been prepared based upon management's estimated market values of the investment and mortgage-backed securities on June 10, 1994, which will be adjusted when third-party derived market values of these securities have been obtained by the FDIC.

       The  maturity  schedule  of  debt  securities,  excluding  collateralized mortgage obligations, at June 10, 1994 is shown below. Expected maturities will differ from contractual maturities because borrowers have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                          (in thousands)
              Debt securities:
                Due within one year.......................................................  $     1,003
                Due after one year through five years.....................................        2,113
                Due after five years through ten years....................................        4,480
                Due after ten years.......................................................          528
                Collateralized mortgage obligations.......................................       16,024
                                                                                                 ------

                    Total.................................................................  $    24,148
                                                                                                 ======


(5)    Loans

       Loans at June 10, 1994 consist of the following:


                                                                                          (in thousands)

              Residential 1-4 family......................................................  $    59,990
              Consumer loans, including home equity loans.................................       20,596
                                                                                                 ------
                                                                                                 80,586
              Net premium on loans acquired...............................................          190
              Allowance for loan losses...................................................       (3,500)
                                                                                                 ------

                    Total.................................................................  $    77,276
                                                                                                 ======


       Of the residential 1-4 family loans presented above, approximately 58% are fixed rate and 42% are adjustable rate.

       Nonperforming loans, which consist of loans 90 days or more past due, are approximately $2.5 million on June 10, 1994.

(6)    Due from the FDIC

       The amount due from the FDIC represents the excess of liabilities assumed over assets acquired in the acquisition, and the estimated amount due from the FDIC to adjust the investment and mortgage-backed securities to market value at June 10, 1994 and certain settlement items currently being discussed with the FDIC, less $8.7 million paid by Eagle Federal to the FDIC to purchase the assets and assume the liabilities.

       On June 13, 1994, Eagle Federal received $72.3 million from the FDIC as an initial payment.

(7)    Other Assets

       Other assets at June 10, 1994 are as follows:


                                                                                          (in thousands)

              Core deposit intangible.....................................................  $     2,381
              Goodwill....................................................................        8,650
              Mortgage servicing rights...................................................          880
              Accrued interest............................................................        1,435
              Real estate acquired in settlement of loans.................................          260
                                                                                                 ------

                 Total....................................................................  $    13,606
                                                                                                 ======

       A portion of the amount shown above for goodwill will be allocated as the purchase price adjustment to the fair value of bank premises to be acquired from the FDIC as part of the acquisition which is over and above the AVR Price (see Note 1(e)).

(8)    Deposits

       Deposits at June 10, 1994 consist of the following:


                                                                                          (in thousands)

              Regular savings............................................................  $      45,770
              NOW accounts...............................................................         15,364
              Demand deposits............................................................          6,181
              Money market deposit accounts..............................................         16,806
              Certificates of deposit....................................................        188,631
                                                                                                 -------

                 Total deposits..........................................................  $     272,752
                                                                                                 =======

       The aggregate amount of time deposits of $100,000 or more totaled $9,231,166 at June 10, 1994.

       The weighted average interest rates for deposits at June 10, 1994 was 3.84%. The Purchase and Assumption Agreement stipulates that Eagle Federal is to pay interest on assumed liabilities in accordance with the terms of the respective deposit agreements for a period of 14 days after assumption. After the 14 day period, the Bank reduced rates on certain deposit accounts. It is expected that deposit run-off will be funded by excess liquidity; primarily from the net amount due from the FDIC.

(9)    Commitments and Concentrations of Credit Risk

       At June 10, 1994, there were no mortgage commitments outstanding. Unused portions of home equity credit lines approximate $5,421,000 on June 10, 1994.

       The Loans acquired are primarily secured by real estate located in Connecticut.

(10)   Litigation and Other Matters

       The FDIC has agreed to indemnify Eagle Federal against certain costs, liabilities and expenses, including legal fees, incurred in connection with certain third party claims that may be brought against Eagle Federal based on liabilities of The Bank of Hartford that were not assumed by Eagle Federal under the Purchase and Assumption Agreement. Eagle Federal has agreed to indemnify the FDIC against certain costs, liabilities and expenses, including legal fees, incurred in connection with certain third party claims that may be brought against the FDIC based on liabilities of The Bank of Hartford that were assumed by Eagle Federal under the Purchase and Assumption Agreement.

(11)   Recent Accounting Pronouncements

       In May 1993, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 114, Accounting by Creditors for Impairment of a Loan. This statement requires that loans be impaired when it is probable that a creditor will be unable to collect all amounts (i.e., principal and interest) contractually due, and that the impairment be measured based on the present value of expected future cash flows discounted at the loan's original effective interest rate. The statement also allows impairments to be measured based on the loan's market price or the fair value of the collateral if the loan is collateral dependent. The effective date for the statement is for fiscal years beginning after December 15, 1994. The Bank has not yet determined the timing or impact of adoption of this statement.

       In May 1993, the FASB issued SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Statement generally would require that debt and equity securities that have readily determinable fair values be carried at fair value unless they are classified as held to maturity. Securities would be classified as held to maturity and carried at amortized cost only if the reporting entity has a positive intent and ability to hold those securities to maturity. If not classified as held to maturity, such securities would be classified as trading securities or securities available for sale. Unrealized holding gains or losses for securities available for sale would be excluded from earnings and reported as a net amount in a separate component of shareholders' equity. The effective date for the statement is for fiscal years beginning after December 15, 1993. Based on the securities held by the Bank as of June 10, 1994 related to the acquired securities of The Bank of Hartford, the Bank does not believe that this statement will have a material effect on the classification of its securities upon adoption. The impact on the Bank's future financial position or results of operations will be based on the future fair values of its securities.